EX-99.906CERT

                                 EXHIBIT 10 (b)
                           RULE 30a-2(b) CERTIFICATION





In connection with this report on Form N-CSR for the registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) the Report fully complies with the requirements of Section 13 (a) or 15
       (d) of the Securities Exchange Act of 1934, as applicable; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


                        By:      /s/ BRIAN T. ZINO
                                 Brian T. Zino
                                 Chief Executive Officer

                        Date:    December 29, 2003


                        By:      /s/ LAWRENCE P. VOGEL
                                 Lawrence P. Vogel
                                 Chief Financial Officer

                        Date:    December 29, 2003